                                                                    Exhibit 99.6
                                                                         Page 12

CASE NAME:   Aerovox, Inc.   STATEMENT OF SOURCES AND USES OF CASH    FORM OPR-6
CASE NUMBER: 01-14680 jnf             FOR MONTH ENDED:

                                              01-Dec-01     29-Dec-01      26-Jan-02      23-Feb-02     30-Mar-02
                                              ---------     ---------      ---------      ---------     ---------
SOURCES OF CASH

   Net income (loss)                         ($1,010,724)    ($297,579)   ($1,112,452)    ($526,599)   ($1,183,903)
                                             ------------ -------------  -------------  ------------  -------------

    Depreciation and amortization                292,400       283,689        286,545       267,909        268,358
                                             ------------ -------------  -------------  ------------  -------------

    Other non-cash                                                            337,159
                                             ------------ -------------  -------------  ------------  -------------

    Increase in allowance for doubtful
     accounts                                     12,531        10,000          9,000         9,156       (395,122)
                                             ------------ -------------  -------------  ------------  -------------


OPERATIONS

   Add: Decrease in assets

                                             ------------ -------------  -------------  ------------  -------------

    Accounts receivable                          302,260       236,289         63,444             0        200,251
                                             ------------ -------------  -------------  ------------  -------------

    Inventory, at cost                           659,422       182,809        392,468       188,497        369,499
                                             ------------ -------------  -------------  ------------  -------------

    Prepaid expenses and current assets                0             0              0             0         35,396
                                             ------------ -------------  -------------  ------------  -------------

    Property, plant and equipment                      0             0         26,486             0              0
                                             ------------ -------------  -------------  ------------  -------------

    Other (including Intercompany activity)      233,528       424,141        121,585       208,623        381,795
                                             ------------ -------------  -------------  ------------  -------------

   Increases in liabilities:

    Pre petition liabilities                           0             0              0             0              0
                                             ------------ -------------  -------------  ------------  -------------

    Post petition liabilities                    307,127             0        128,470       388,052        585,770
                                             ------------ -------------  -------------  ------------  -------------

    Other liabilities per book                         0       214,526              0             0              0
                                             ------------ -------------  -------------  ------------  -------------

   TOTAL SOURCES OF CASH (A)                     796,544     1,053,875        252,705       535,639        262,045
                                             ------------ -------------  -------------  ------------  -------------

USES OF CASH

   Less: Increase in assets:

    Accounts receivable                                0             0              0      (531,045)             0
                                             ------------ -------------  -------------  ------------  -------------

    Inventory, at cost                                 0             0              0             0              0
                                             ------------ -------------  -------------  ------------  -------------

    Prepaids and other assets                    (35,668)      (24,195)       (64,036)      (19,110)             0
                                             ------------ -------------  -------------  ------------  -------------

    Property, plant, and equipment               (21,801)       (5,883)             0        (1,480)          (214)
                                             ------------ -------------  -------------  ------------  -------------

    Other (including Intercompany activity)     (173,488)     (312,436)       (29,902)     (217,500)             0
                                             ------------ -------------  ---------------------------  -------------

   Decreases in liabilities:

    Pre petition liabilities                     (26,761)     (391,159)      (157,963)     (225,933)      (285,742)
                                             ------------ -------------  -------------  ------------  -------------

    Post petition liabilities                          0      (536,475)             0             0              0
                                             ------------ -------------  -------------  ------------  -------------

    Other liabilities per book                    (1,524)     (243,504)        12,615       (25,761)       (38,503)
                                             ------------ -------------  -------------  ------------  -------------

   TOTAL USES OF CASH (B)                       (259,243)   (1,513,652)      (239,286)   (1,020,829)      (324,459)
                                             ------------ -------------  -------------  ------------  -------------

NET SOURCE (USE) OF CASH (A-B=NET)               537,301      (459,776)        13,419      (485,191)       (62,414)
                                             ------------ -------------  -------------  ------------  -------------

CASH-BEGINNING BALANCE (See OPR-1)             3,942,222     4,479,523      4,019,747     4,033,165      3,547,975
                                             ------------ -------------  -------------  ------------  -------------

CASH-ENDING BALANCE (See OPR-1)               $4,479,523    $4,019,747     $4,033,165    $3,547,975     $3,485,561
                                             ============ =============  =============  ============  =============